Balance Sheet Components - Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Derivative assets	$ 5,313	$ 316
POP displays, net	5,094	7,121	$ 1,212
Prepaid expenses and other current assets	10,792	6,177	1,973
Total prepaid expenses and other current assets	$ 21,199	$ 13,614	$ 3,185